SPECIAL MEETING OF SHAREHOLDER

                                       OF

                         PRINCIPAL INVESTORS FUND, INC.

680 8th Street, Des Moines, Iowa       December 5, 2000            9:00 a.m.


A special meeting of the shareholder of Principal Investors Fund, Inc. (the "Corporation") which is comprised of a series of Funds (each of which is referred to herein as the "Fund") was held at 680 8th Street, Des Moines, Iowa at 9:00 a.m. on December 5, 2000.

The meeting was called to order by Mr. R. C. Eucher, who presided as chairman of the meeting. Ms. J. B. Schustek acted as secretary of the meeting. Also present was A. S. Filean.

The Secretary reported that the only shareholder of each Fund was Principal Life Insurance Company, the owner of 100% of the Advisors Preferred Class Common Stock, 100% of the Advisors Select Class Common Stock, 100% of the Select Class Common Stock, 100% of the Preferred Class Common Stock and 100% of the Institutional Class I Common Stock, that all such shares were represented by proxies held by Mr. Filean and that a quorum was present.

The Chairman directed that the proxies be appended to the minutes of this meeting.

The Chairman then stated that it would be in order to elect Directors of the Corporation. Thereupon, Mr. Filean stated that on behalf of Principal Life Insurance Company he proposed to nominate and elect a slate of Directors. Thereupon, the following resolution was duly adopted:

     "BE IT RESOLVED, That the following eight persons be, and they hereby are, elected to serve as Directors of this Corporation until the next meeting of shareholders or until their respective successors are elected and qualified:

                  John E. Aschenbrenner              Richard W. Gilbert
                  James D. Davis                     J. Barry Griswell
                  Ralph C. Eucher                    William C. Kimball
                  Pamela A. Ferguson                 Barbara A. Lukavsky"

The Chairman stated that it would be in order to consider ratification and approval of the Management Agreement between the Corporation and Principal Management Corporation in the form approved by the Board of Directors. A copy of said agreement was presented at the meeting. Thereupon, the following resolution was duly adopted by the vote of all the outstanding shares of Common Stock of the Fund:

         "BE IT RESOLVED, That the Management Agreement between the Corporation and Principal Management Corporation, which was approved by the Board of Directors, including a majority of the non-interested Directors thereof, be, and it hereby is, ratified and approved."

The Chairman then stated that it would be appropriate  to consider  ratification
and  approval  of  the  Sub-Advisory   Agreement  between  Principal  Management
Corporation and:

======================================================================= =====================================================
                              Fund Name                                                     Sub-Advisor
======================================================================= =====================================================
Balanced Fund                                                           Invista Capital Management, LLC;
                                                                        Principal Capital Income Investors, LLC
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
Bond & Mortgage Securities Fund                                         Principal Capital Income Investors, LLC
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
European Fund                                                           BT Funds Management (International) Limited
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
Government Securities Fund                                              Principal Capital Income Investors, LLC
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
High Quality Intermediate-Term Bond Fund                                Principal Capital Income Investors, LLC
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
High Quality Long-Term Bond Fund                                        Principal Capital Income Investors, LLC
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
High Quality Short-Term Bond Fund                                       Principal Capital Income Investors, LLC
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
International Emerging Markets Fund                                     Invista Capital Management, LLC
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
International Fund I                                                    Invista Capital Management, LLC
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
International Fund II                                                   BT Funds Management (International) Limited
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
International SmallCap Fund                                             Invista Capital Management, LLC
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
LargeCap Blend Fund                                                     Invista Capital Management, LLC
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
LargeCap Growth Fund                                                    Invista Capital Management, LLC
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
LargeCap S&P 500 Index Fund                                             Invista Capital Management, LLC
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
LargeCap Value Fund                                                     Invista Capital Management, LLC
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
MidCap Blend Fund                                                       Invista Capital Management, LLC
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
MidCap Growth Fund                                                      Invista Capital Management, LLC
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
MidCap S&P 400 Index Fund                                               Invista Capital Management, LLC
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
MidCap Value Fund                                                       Invista Capital Management, LLC
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
Money Market Fund                                                       Principal Capital Income Investors, LLC
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
Pacific Basin Fund                                                      BT Funds Management (International) Limited
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
Partners LargeCap Blend Fund                                            Federated Investment Management Corporation
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
Partners LargeCap Growth Fund I                                         Morgan Stanley Asset Management
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
Partners LargeCap Growth Fund II                                        American Century Investment Management, Inc.
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
Partners LargeCap Value Fund                                            Alliance Capital Management L.P.
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
Partners MidCap Growth Fund                                             Turner Investment Partners
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
Partners MidCap Value Fund                                              Neuberger Berman Management, Inc.
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
Partners SmallCap Growth Fund I                                         Neuberger Berman Management, Inc.
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
Partners SmallCap Growth Fund II                                        Federated Investment Management Corporation
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
Real Estate Fund                                                        Principal Capital Real Estate Investors, LLC
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
SmallCap Blend Fund                                                     Invista Capital Management, LLC
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
SmallCap Growth Fund                                                    Invista Capital Management, LLC
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
SmallCap S&P 600 Index Fund                                             Invista Capital Management, LLC
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
SmallCap Value Fund                                                     Invista Capital Management, LLC
----------------------------------------------------------------------- -----------------------------------------------------
----------------------------------------------------------------------- -----------------------------------------------------
Technology Fund                                                         BT Funds Management (International) Limited
======================================================================= =====================================================

in the form approved by the Fund's Board of Directors. A copy of such agreement was presented at the meeting. Thereupon, the following resolution was duly adopted by the vote of all the outstanding shares of Common Stock of the Fund:

         "BE IT RESOLVED, That the Sub-Advisory Agreement between Principal Management Corporation and Invista Capital Management, LLC which was approved by the Board of Directors, including a majority of the non-interested Directors thereof, be, and it hereby is, ratified and approved; and

         BE IT FURTHER RESOLVED, That the Sub-Advisory Agreement between Principal Management Corporation and BT Funds Management
         (International) Limited which was approved by the Board of Directors, including a majority of the non-interested Directors thereof, be, and it hereby is, ratified and approved; and

         BE IT FURTHER RESOLVED, That the Sub-Advisory Agreement between Principal Management Corporation and Federated Investment Management Corporation which was approved by the Board of Directors, including a majority of the non-interested Directors thereof, be, and it hereby is, ratified and approved; and

         BE IT FURTHER RESOLVED, That the Sub-Advisory Agreement between Principal Management Corporation and Neuberger Berman Management, Inc. which was approved by the Board of Directors, including a majority of the non-interested Directors thereof, be, and it hereby is, ratified and approved; and

         BE IT FURTHER RESOLVED, That the Sub-Advisory Agreement between Principal Management Corporation and Turner Investment Partners which was approved by the Board of Directors, including a majority of the non-interested Directors thereof, be, and it hereby is, ratified and approved; and

         BE IT FURTHER RESOLVED, That the Sub-Advisory Agreement between Principal Management Corporation and Alliance Capital Management L.P. which was approved by the Board of Directors, including a majority of the non-interested Directors thereof, be, and it hereby is, ratified and approved; and

         BE IT FURTHER RESOLVED, That the Sub-Advisory Agreement between Principal Management Corporation and American Century Investment Management, Inc. which was approved by the Board of Directors, including a majority of the non-interested Directors thereof, be, and it hereby is, ratified and approved; and

         BE IT FURTHER RESOLVED, That the Sub-Advisory Agreement between Principal Management Corporation and Morgan Stanley Asset Management which was approved by the Board of Directors, including a majority of the non-interested Directors thereof, be, and it hereby is, ratified and approved; and

         BE IT FURTHER RESOLVED, That the Sub-Advisory Agreement between Principal Management Corporation and Principal Capital Income Investors, LLC which was approved by the Board of Directors, including a majority of the non-interested Directors thereof, be, and it hereby is, ratified and approved; and

         BE IT FURTHER RESOLVED, That the Sub-Advisory Agreement between Principal Management Corporation and Principal Capital Real Estate Investors, LLC which was approved by the Board of Directors, including a majority of the non-interested Directors thereof, be, and it hereby is, ratified and approved."

The Chairman then stated it was necessary to consider ratification and approval of the Distribution and Shareholder Service Plan and Agreement for Advisors Preferred Class shares of each Fund in the form adopted by the Board of Directors pursuant to Rule 12b-1 of the Investment Company Act of 1940. A copy of such agreement was presented at the meeting. Thereupon, the following resolution was duly adopted by the vote of all the outstanding Advisors Preferred Class shares of Common Stock of each Fund:

         "BE IT RESOLVED, That the Distribution and Shareholder Servicing Plan and Agreement for Advisors Preferred Class Shares, which was adopted by the Board of Directors, including a majority of the non-interested Directors thereof, be, and it hereby is, ratified and approved."

The Chairman then stated it was necessary to consider ratification and approval of the Distribution and Shareholder Service Plan and Agreement for Advisors Select Class shares of each Fund in the form adopted by the Board of Directors pursuant to Rule 12b-1 of the Investment Company Act of 1940. A copy of such agreement was presented at the meeting. Thereupon, the following resolution was duly adopted by the vote of all the outstanding Advisors Select Class shares of Common Stock of each Fund:

         "BE IT RESOLVED, That the Distribution and Shareholder Servicing Plan and Agreement for Advisors Select Class Shares, which was adopted by the Board of Directors, including a majority of the non-interested Directors thereof, be, and it hereby is, ratified and approved."

The Chairman then stated that it would be appropriate to consider ratification and approval of the Cash Management Sub-Advisory Agreement between Principal Capital Income Investors, LLC and Principal Management Corporation in the form approved by the Board of Directors. A copy of such agreement was presented at the meeting. Thereupon, the following resolution was duly adopted by the vote of all the outstanding shares of Common Stock of the International Emerging Markets Fund, International Fund I, International SmallCap Fund, LargeCap Blend Fund, LargeCap Growth Fund, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Blend Fund, MidCap Growth Fund, MidCap S&P 400 Index Fund, MidCap Value Fund, Real Estate Fund, SmallCap Blend Fund, SmallCap Growth Fund, SmallCap S&P 600 Index Fund and SmallCap Value Fund:

          "BE IT RESOLVED, that the Cash Management Sub-Advisory Agreement between Principal Capital Income Investors, LLC and Principal Management Corporation, which was approved by the Board of Directors, including a majority of the non-interested Directors thereof, be, and it hereby is, ratified and approved."

The Chairman then stated it was necessary to consider ratification and approval of Principal Management Corporation's proposal to act, with respect to certain finds, as a manager of manager pursuant to an order Principal Management Corporation has obtained from the SEC. Under the order, so long as shareholders approve Principal Management Corporation's authority, Principal Management Corporation has the ultimate responsibility for the oversight of Sub-Advisors including the ability to hire and fire Sub-Advisors without approval by a majority of the outstanding voting securities of the Funds involved. It was further noted that Principal Management Corporation's authority to manage a Fund in this manner is conditioned on each Fund furnishing to shareholders of record, within 90 days of Principal Management Corporation's employment of a new Sub-Advisor or any other material change to a Sub-Advisory Agreement, an information statement satisfying the requirements of Regulation 14c and Schedule 14c under the Securities Exchange Act of 1934 and of Schedule 14a under that Act. Thereupon, the following resolution was duly adopted by the vote of all the outstanding shares of Common Stock of the Partners LargeCap Blend Fund, Partners LargeCap Growth Fund I, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund, Partners MidCap Growth Fund, Partners MidCap Value Fund, Partners SmallCap Growth Fund I and Partners SmallCap Growth Fund II:

         "BE IT RESOLVED, That Principal Management Corporation has the ultimate responsibility to oversee Sub-Advisor activity which includes the ability to act pursuant to the Sub-Advisory Agreement without approval by a majority of the outstanding voting securities of the Fund."

The Chairman then informed the meeting that the Board of Directors had selected Ernst & Young LLP as the independent public auditors for the Corporation. Thereupon, the following resolution was duly adopted by the vote of all the outstanding shares of Common Stock of the Corporation:

         "BE IT RESOLVED, That the selection by the Board of Directors, including a majority of the non-interested Directors thereof, of the firm of Ernst & Young LLP as the independent public auditors for the Corporation for the year ending October 31, 2001 be, and it hereby is, ratified and approved, subject to the right of the Corporation, by vote of a majority of the Corporation's outstanding voting securities at any meeting called for the purpose, to terminate such employment forthwith without any penalty."

         There being no further business, the meeting was adjourned.



                                                        /s/Jean B Schustek
                                                        Secretary of the Meeting